Exhibit 10.52
SEPARATION AGREEMENT AND RELEASE
     This Separation Agreement and Release (“Agreement”) is made by and between Farhad Moghadam (“Employee”) and Applied Materials, Inc. (the “Company”) (jointly referred to as the “Parties” and individually referred to as a “Party”).
RECITALS
     WHEREAS, Employee is employed by the Company as its Senior Vice President and General Manager of Thin Films Products Business Group and Foundation Engineering;
     WHEREAS, Employee signed an Employee Agreement with the Company on May 6, 1996 (the “Confidentiality Agreement”);
     WHEREAS, Employee resigned from his employment with the Company effective September 1, 2007 (the “Termination Date”);
     WHEREAS, the Company and Employee have entered into Stock Option and Performance Share Agreements, dated November 19, 2002, December 11, 2002, November 3, 2004, December 13, 2005 and January 25, 2007, granting Employee performance shares (also called restricted stock units) and the option to purchase shares of the Company’s common stock subject to the terms and conditions of the Company’s Employee Stock Incentive Plan (the “Stock Option Plan”) and the relevant Performance Share Agreements and Stock Option Agreements (collectively the “Stock Agreements”); and
     WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that the Employee may have against the Company and any of the Releasees as defined below, including, but not limited to, any and all claims arising out of, or in any way related to Employee’s employment with, or separation from, the Company.
     NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Employee hereby agree as follows:
COVENANTS
     1. Consideration.
          a. Continuing Employment. The Company shall continue to employ Employee, and Employee agrees to remain employed by the Company, in his role as Senior Vice President and General Manager of Thin Films Products Business Group and Foundation Engineering, up to and including the Termination Date. During Employee’s workdays through and including the Termination Date, Employee shall perform the duties assigned to him by the Company’s Chief Executive Officer, which shall not be inconsistent with his role as Senior Vice President and General Manager of Thin Films Products Business Group and Foundation Engineering. The Company shall continue to pay Employee his base salary in accordance with the Company’s regular payroll practices up to and including the Termination Date. Notwithstanding the foregoing, the Company may terminate Employee’s employment prior to the Termination Date for “Cause” (as defined in Section 15 hereof). If Employee is terminated for Cause prior to the Termination Date, he shall not be eligible for any of the benefits or consideration set forth in this Agreement. Employee shall continue to comply with his Confidentiality Agreement as well as all other Company policies. During his employment with the Company, Employee shall continue to be eligible to participate in all benefits and incidents of employment, including the Company’s health insurance plan, and he shall continue to accrue vacation. In addition, Employee shall continue to vest in stock options and performance shares on the same terms, schedule and conditions as set forth in the Stock Agreements. As a result of such continued vesting, from the date of this Agreement through the Termination Date, Employee is scheduled to vest in the number of stock options and performance shares indicated on Exhibit A hereto.
          b. Cash. Provided that Employee does not breach this Agreement (including Section 12), the Company agrees to pay Employee the sum of One Million Six Hundred Thousand Dollars ($1,600,000.00), less applicable withholding. Provided that Employee does not breach this Agreement (including Section 12), this payment shall be credited to Employee’s account under the 2005 Executive Deferred Compensation Plan (the “Deferred Compensation Plan”), pursuant to the terms of Employee’s previous election under the Deferred Compensation Plan with respect to such severance payment, in three installments as follows: 1) a lump sum amount of $400,000 shall be credited on September 2, 2007; 2) a lump sum amount of $400,000 shall be credited on March 2, 2008; and 3) the final lump sum amount of $800,000 shall be credited on December 31, 2008.
          c. Benefits. Employee’s health insurance benefits shall cease on September 30, 2007, subject to Employee’s right to continue his health insurance benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA). Provided that Employee does not breach this Agreement (including Section 12), the Company agrees to reimburse Employee for the payments Employee makes for COBRA coverage for a period of eighteen (18) months following the Termination Date (or, if earlier, until Employee obtains substantially similar coverage under another employer’s group insurance plan or ceases to be eligible for COBRA continuation coverage), provided that Employee timely elects and pays for COBRA coverage. COBRA reimbursements shall be made by the Company to Employee consistent with the Company’s normal expense reimbursement policy, and will require documentation from Employee substantiating his payments for COBRA coverage. Except as otherwise provided herein, Employee’s participation in all benefits and incidents of employment, including, but not limited to, the accrual of bonuses, vacation, paid time off, and vesting (including, but not limited to, vesting of equity awards), shall cease as of the Termination Date.
          d. Equity Compensation. Provided that Employee executes the Supplemental Agreement and Release attached hereto as Exhibit D on or within 21 days after the Termination Date, and does not revoke the Supplemental Agreement and Release, the Company agrees to accelerate the vesting of stock options to purchase a total of 112,500 shares of Company common stock granted under the relevant Stock Option Agreements and the Company’s Stock Option Plan and to accelerate the vesting of a total of 12,500 performance shares granted pursuant to the Performance Share Agreement dated December 13, 2005 (the “Accelerated Performance Shares”)

and the Company’s Stock Option Plan, as detailed in Exhibit B attached hereto. Notwithstanding such accelerated vesting, the Accelerated Performance Shares will be paid out to Employee in accordance with the original vesting schedule contained in the Performance Share Agreement dated December 13, 2005. Effective as of the “Effective Date” (as defined in Section 25 hereof), Employee’s stock options listed on Exhibit C hereto shall remain exercisable until the earlier of (1) the one-year anniversary of the Termination Date, or (2) the applicable scheduled expiration dates of such stock options as set forth in the relevant Stock Option Agreement. In all other respects, such options, all of Employees other vested options and the issuance of any shares shall continue to be governed by the terms and conditions of the Company’s Stock Agreements. Except as provided herein, all stock options, performance shares and any shares issuable under such awards shall continue to be subject to the terms and conditions of the Company’s Stock Agreements. The accelerated vesting provided in this Section 1(d) constitutes an amendment to the Stock Option Agreements and the Performance Share Agreement listed on Exhibit B and the option exercisability extension provided in this Section 1(d) constitutes an amendment to the Stock Option Agreements listed on Exhibit C. To the extent not explicitly amended hereby, the Stock Agreements remain in full force and effect.
     2. Payment of Salary. Employee acknowledges and represents that the Company has paid or provided all salary, wages, bonuses, accrued vacation/paid time off, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, stock options, vesting, and any and all other benefits and compensation due to Employee.
     3. Release of Claims. Employee agrees that the consideration set forth in this Agreement represents settlement in full of all outstanding obligations owed to Employee by the Company and its current and former: officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, divisions, and subsidiaries, and predecessor and successor corporations and assigns (collectively, the “Releasees”). Employee, on his own behalf and on behalf of his respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute or pursue, any claim, complaint, charge, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Agreement, including, without limitation:
          a. any and all claims relating to or arising from Employee’s employment relationship with the Company and the termination of that relationship;
          b. any and all claims relating to, or arising from, Employee’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;
          c. any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits;
          d. any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Labor Standards Act, except as prohibited by law; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Employee Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act, except as prohibited by law; the Sarbanes-Oxley Act of 2002; the California Family Rights Act; the California Labor Code, except as prohibited by law; the California Workers’ Compensation Act, except as prohibited by law; and the California Fair Employment and Housing Act;
          e. any and all claims for violation of the federal or any state constitution;
          f. any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;
          g. any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Agreement; and
          h. any and all claims for attorneys’ fees and costs.
Employee agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement. This release does not release claims that cannot be released as a matter of law, including, but not limited to: (1) Employee’s right to file a charge with, or participate in a charge by, the Equal Employment Opportunity Commission or comparable state agency against the Company (with the understanding that any such filing or participation does not give Employee the right to recover any monetary damages against the Company; Employee’s release of claims herein bars Employee from recovering such monetary relief from the Company); (2) claims under Division 3, Article 2 of the California Labor Code (which includes California Labor Code section 2802 regarding indemnity for necessary expenditures or losses by employee); and (3) claims prohibited from release as set forth in California Labor Code section 206.5 (specifically “any claim or right on account of wages due, or to become due, or made as an advance on wages to be earned, unless payment of such wages has been made”).
     4. Acknowledgment of Waiver of Claims under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Employee agrees that this waiver and release does not apply to any rights or claims that may arise under the

ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that: (a) he should consult with an attorney prior to executing this Agreement; (b) he has twenty-one (21) days within which to consider this Agreement; (c) he has seven (7) days following his execution of this Agreement to revoke this Agreement; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Employee signs this Agreement and returns it to the Company in less than the 21-day period identified above, Employee hereby acknowledges that he has freely and voluntarily chosen to waive the time period allotted for considering this Agreement. Employee acknowledges and understands that revocation must be accomplished by a written notification to Michael R. Splinter, President and Chief Executive Officer, that is received prior to the Effective Date.
     5. California Civil Code Section 1542. Employee acknowledges that he has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
     Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.
     6. No Pending or Future Lawsuits. Employee represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any of the other Releasees. Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any of the other Releasees.
     7. Trade Secrets and Confidential Information/Company Property. Employee reaffirms and agrees to observe and abide by the terms of the Confidentiality Agreement, specifically including the provisions therein regarding nondisclosure of the Company’s trade secrets and confidential and proprietary information. Employee’s signature below constitutes his certification that he has returned to the Company all documents and other items provided to Employee by the Company, developed or obtained by Employee in connection with his employment with the Company, or otherwise belonging to the Company. Employee hereby grants consent to notification by the Company to any new employer about Employee’s obligations under this Section. Employee represents that he has not to date misused or disclosed Confidential Information to any unauthorized party.
     8. No Cooperation. Employee agrees that he will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so. Employee agrees both to immediately notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Employee shall state no more than that he cannot provide counsel or assistance.
     9. Non-Disparagement. Employee agrees to refrain from any disparagement, defamation, libel, or slander of any of the Releasees, and agrees to refrain from any tortious interference with the contracts and relationships of any of the Releasees. Employee shall direct any inquiries by potential future employers to the Company’s Vice President of Human Resources, who shall use his/her best efforts to respond by providing only the Employee’s last position and dates of employment. The Company agrees to refrain from any disparagement, defamation, libel, or slander of Employee. Employee understands that the Company’s obligations under this paragraph extend only to the Company’s current executive officers and members of its Board of Directors and only for so long as each officer or director is an employee or director of the Company. The Parties further agree that each Party shall have the opportunity to review and approve any press release or other publicly distributed written communication (other than the Company’s filings pursuant to the Securities Exchange Act of 1934, as amended) regarding Employee’s departure from the Company prior to publication or release of such communication.
     10. Breach. Employee acknowledges and agrees that any material breach of this Agreement (including any breach of Section 12) or the Confidentiality Agreement shall entitle the Company immediately to recover and cease providing the consideration provided to Employee under Section 1 of this Agreement, unless such breach constitutes a legal action by Employee challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA or as otherwise provided by law. Except as provided by law, Employee shall also be responsible to the Company for all damages incurred by the Company, including reasonable attorneys’ fees and costs, in: (a) enforcing Employee’s obligations under this Agreement or the Confidentiality Agreement, including in any action to recover the consideration, if and only if Company prevails in any such action, and (b) defending against a claim or suit brought or pursued by Employee in violation of the terms of Sections 3-5 of this Agreement.
     11. No Admission of Liability. Employee understands and acknowledges that this Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Employee. No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Employee or to any third party.

     12. Non-Competition. During the period commencing on the Termination Date and ending on December 31, 2008 (the “Non-Competition Period”), Employee shall not (other than in connection with his employment services to the Company through the Termination Date), without the prior express written permission of the Company’s Chief Executive Officer, work as an employee, officer, director, consultant, contractor, advisor, or agent of any of the Company’s Competitors (as defined below). The Company’s Competitors (“Competitors”) for purposes of this Agreement are the following: Novellus, ASM International, Lam, TEL (Tokyo Electron), and Varian Semiconductor.
     13. Non-Solicitation. Employee agrees that for the duration of the Non-Competition Period, Employee shall not directly or indirectly solicit, induce, recruit or encourage any of the Company’s employees to leave their employment at the Company. Notwithstanding the foregoing, with respect to the Company’s employees who are not included on a list that has been provided to Employee (the “Key Employee List”), a general advertisement by a subsequent employer of Employee that is not specifically directed to such employees shall not be deemed a violation of this Section 13. During the Non-Competition Period, the Employee may show the Key Employee List only to the highest ranking human resources executive at Employee’s then-current employer solely for the purpose of complying with this Section 13; however, such human resources executive may not copy or distribute the Key Employee List, and must return such list and any and all copies thereof at the end of the Employee’s employment with such employer or, if earlier, at the end of the Non-Competition Period.
     14. Costs. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Agreement.
     15. Definitions.
a.	For purposes of this Agreement, “Cause” shall mean:
i.	Employee’s conviction of, or plea of guilty or nolo contendere to, a felony or Employee’s entry into a deferred prosecution agreement with respect to a charge of a felony;

ii.	A material breach by Employee of this Agreement, the Confidentiality Agreement or of a Company policy (provided that the Employee shall have twenty (20) days after receipt of written notice of such violation by the Company to cure any breach that is capable of cure), unless such breach constitutes a legal action by Employee challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA or as otherwise provided by law;

iii.	Fraud, dishonesty, willful misconduct or gross negligence by Employee that impacts the Company’s business or reputation;

iv.	Employee being found liable in any Securities and Exchange Commission or other civil or criminal securities law action or entering into any cease and desist order with respect to such action (regardless of whether or not Employee admits or denies liability);

v.	Employee (A) obstructing or impeding; (B) endeavoring to influence, obstruct or impede, or (C) failing to cooperate in good faith with, any investigation authorized by the Board or any governmental or self-regulatory entity (an “Investigation”). However, Employee’s failure to waive attorney-client privilege relating to communications with Employee’s own attorney in connection with an Investigation will not constitute “Cause”; or

vi.	Employee’s disqualification or bar by any governmental or self-regulatory authority from serving in the capacity contemplated by the Agreement or Employee’s loss of any governmental or self-regulatory license that is reasonably necessary for Employee to perform his responsibilities to the Company under the Agreement, if (A) the disqualification, bar or loss continues for more than thirty (30) days, and (B) during that period the Company uses its good faith efforts to cause the disqualification or bar to be lifted or the license replaced. While any disqualification, bar or loss continues during Employee’s employment, Employee will serve in the capacity contemplated by the Agreement to whatever extent legally permissible and, if Employee’s employment is not permissible, Employee will be placed on leave (which will be paid to the extent legally permissible).
     16. ARBITRATION. THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS AGREEMENT, THEIR INTERPRETATION, AND ANY OF THE MATTERS HEREIN RELEASED, SHALL BE SUBJECT TO ARBITRATION IN SANTA CLARA COUNTY, CALIFORNIA, BEFORE JAMS, PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”). THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH CALIFORNIA LAW, INCLUDING THE CALIFORNIA CODE OF CIVIL PROCEDURE, AND THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL CALIFORNIA LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH CALIFORNIA LAW, CALIFORNIA LAW SHALL TAKE PRECEDENCE. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED

TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW OR AS OTHERWISE PROVIDED HEREIN. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE.
     17. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to Employee or made on his behalf under the terms of this Agreement. Employee agrees and understands that he is responsible for payment, if any, of local, state, and/or federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. Employee further agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, penalties, interest, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of (a) Employee’s failure to pay or the Company’s failure to withhold, or Employee’s delayed payment of, federal or state taxes, or (b) damages sustained by the Company by reason of any such claims, including attorneys’ fees and costs.
     18. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.
     19. No Representations. Employee represents that he has had an opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Employee has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement.
     20. Severability. In the event that any provision or any portion of any provision hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision.

     21. Attorneys’ Fees. Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, in the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action, except as otherwise provided herein.
     22. Entire Agreement. This Agreement, the Confidentiality Agreement, and the Stock Agreements (as amended hereby) represent the entire agreement and understanding between the Company and Employee concerning the subject matter of this Agreement and Employee’s employment with and separation from the Company and the events leading thereto and associated therewith, and supersede and replace any and all prior agreements and understandings concerning the subject matter of this Agreement and Employee’s relationship with the Company. To the extent that there is any conflict or inconsistency between this Agreement and the Confidentiality Agreement, this Agreement shall govern.
     23. No Oral Modification. This Agreement may only be amended in a writing signed by Employee and the Company’s Chief Executive Officer.
     24. Governing Law. This Agreement shall be governed by the laws of the State of California, without regard for choice-of-law provisions.
     25. Effective Date. Each Party has seven (7) days after that Party signs this Agreement to revoke it. This Agreement will become effective on the eighth day after it has been signed by both parties, so long as it is not revoked by either Party before that date (the “Effective Date”).
     26. Counterparts. This Agreement may be executed in counterparts and by facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.
     27. Voluntary Execution of Agreement. Employee understands and agrees that he executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of his claims against the Company and any of the other Releasees. Employee acknowledges that:
(a)	he has read this Agreement;

(b)	he has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of his own choice or has elected not to retain legal counsel;

(c)	he understands the terms and consequences of this Agreement and of the releases it contains; and

(d)	he is fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

FARHAD MOGHADAM, an individual

Dated:	7/19/07	/s/ Farhad Moghadam

Farhad Moghadam

APPLIED MATERIALS, INC.

Dated:	7/19/07	By	/s/ Jeannette Liebman

Jeannette Liebman
Group Vice President, Global Human Resources

Exhibit A
Options and Performance Shares Scheduled to Vest Through the Termination Date

			# of Shares
Grant ID	Grant Date	Award Type	Scheduled to Vest
AMI561013	12/13/05	Stock Option	50,000
AMI561019	12/13/05	Performance Shares (RSU)	12,500

Exhibit B
Options and Performance Shares to Accelerate on the Termination Date

Grant ID	Grant Date	Award Type	# of Shares to Accelerate
AMI561019	12/13/05	Performance Shares (RSU)	12,500
AMI212600	11/03/04	Stock Option	62,500
AMI561013	12/13/05	Stock Option	50,000

Exhibit C
Options to Be Extended up to the One-Year Anniversary of the Termination Date

		Maximum Expiration	# of Shares Subject	Exercise Price Per
Grant ID	Grant Date	Date	to Option	Share
AMI311527	10/29/03	10/29/10	100,000	$22.58
AMI311528	10/29/03	10/29/10	200,000	$22.58
116052	08/16/01	08/16/08	20,000	$22.35

Exhibit D
SUPPLEMENTAL AGREEMENT AND RELEASE
     This Supplemental Agreement and Release (“Supplemental Agreement”) is made by and between Farhad Moghadam (“Employee”) and Applied Materials, Inc. (the “Company”) (jointly referred to as the “Parties” or individually referred to as a “Party”).
     1. Separation Agreement. The Company and Employee agree that the terms of the Separation Agreement and Release that became effective on July ___, 2007 (the “Agreement”) shall remain in full force and effect and are fully incorporated herein except to the extent they are inconsistent with this Supplemental Agreement.
     2. Consideration.
          a. Cash and Benefits. Provided Employee has not breached the Agreement, has not been terminated for “Cause” prior to his “Termination Date” (as such terms are defined in the Agreement) and executes and does not revoke this Supplemental Agreement, Employee shall continue to receive the cash and benefits provided in Sections 1(b), 1(c) and 1(d) of the Agreement.
          b. Equity Compensation. The Company agrees to accelerate the vesting of stock options to purchase a total of 112,500 shares of Company common stock granted under the relevant Stock Option Agreements and the Company’s Stock Option Plan and to accelerate the vesting of a total of 12,500 performance shares granted pursuant to the Performance Share Agreement dated December 13, 2005 (the “Accelerated Performance Shares”) and the Company’s Stock Option Plan, as detailed in Exhibit B to the Agreement. Notwithstanding the accelerated vesting, the Accelerated Performance Shares will be paid out to Employee in accordance with the original vesting schedule contained in the Performance Share Agreement dated December 13, 2005. Effective as of the “Effective Date” (as defined in Section 25 of the Agreement), Employee’s stock options listed on Exhibit C to the Agreement shall remain exercisable until the earlier of (1) the one-year anniversary of the Termination Date, or (2) the applicable scheduled expiration dates of such stock options as set forth in the relevant Stock Option Agreement. In all other respects, such options, all of Employees other vested options and the issuance of any shares shall continue to be governed by the terms and conditions of the Company’s Stock Agreements Except as provided herein or in the Agreement, all stock options, performance shares and the shares issuable under such awards shall continue to be subject to the terms and conditions of the Company’s Stock Agreements. The acceleration provided in this Section 1(b) constitutes an amendment to the Option Agreements and the Performance Share Agreement listed on Exhibit B and the option exercisability extension provided in this Section 1(b) constitutes an amendment to the Stock Option Agreements listed on Exhibit C. To the extent not explicitly amended hereby, the Stock Agreements remain in full force and effect.
     3. Payment of Salary. Employee acknowledges and represents that the Company has paid or provided all salary, wages, bonuses, accrued vacation/paid time off, housing allowances,

relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, stock options, vesting, and any and all other benefits and compensation due to Employee.
     4. Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company and its current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, divisions, and subsidiaries, and predecessor and successor corporations and assigns (collectively, the “Releasees”). Employee, on his own behalf and on behalf of his respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute or pursue, any claim, complaint, charge, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Supplemental Agreement, including, without limitation:
          a. any and all claims relating to or arising from Employee’s employment relationship with the Company and the termination of that relationship;
          b. any and all claims relating to, or arising from, Employee’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;
          c. any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits;
          d. any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Labor Standards Act, except as prohibited by law; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Employee Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act, except as prohibited by law; the Sarbanes-Oxley Act of 2002; the California Family Rights Act; the California Labor Code, except as prohibited by law; the California Workers’ Compensation Act, except as prohibited by law; and the California Fair Employment and Housing Act;
          e. any and all claims for violation of the federal or any state constitution;

          f. any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;
          g. any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Supplemental Agreement; and
          h. any and all claims for attorneys’ fees and costs.
Employee agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Supplemental Agreement. This release does not release claims that cannot be released as a matter of law, including, but not limited to: (1) Employee’s right to file a charge with, or participate in a charge by, the Equal Employment Opportunity Commission or comparable state agency against the Company (with the understanding that any such filing or participation does not give Employee the right to recover any monetary damages against the Company; Employee’s release of claims herein bars Employee from recovering such monetary relief from the Company); (2) claims under Division 3, Article 2 of the California Labor Code (which includes California Labor Code section 2802 regarding indemnity for necessary expenditures or losses by employee); and (3) claims prohibited from release as set forth in California Labor Code section 206.5 (specifically “any claim or right on account of wages due, or to become due, or made as an advance on wages to be earned, unless payment of such wages has been made”).
     5. Acknowledgment of Waiver of Claims under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Employee agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Supplemental Agreement. Employee acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that: (a) he should consult with an attorney prior to executing this Supplemental Agreement; (b) he has twenty-one (21) days within which to consider this Supplemental Agreement; (c) he has seven (7) days following his execution of this Supplemental Agreement to revoke this Supplemental Agreement; (d) this Supplemental Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Supplemental Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Employee signs this Supplemental Agreement and returns it to the Company in less than the 21-day period identified above, Employee hereby acknowledges that he has freely and voluntarily chosen to waive the time period allotted for considering this Supplemental Agreement. Employee acknowledges and understands that revocation must be accomplished by a written notification to Michael R. Splinter, President and Chief Executive Officer, that is received prior to the Effective Date of this Supplemental Agreement.

     6. California Civil Code Section 1542. Employee acknowledges that he has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
     Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.
     7. No Pending or Future Lawsuits. Employee represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any of the other Releasees. Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any of the other Releasees.
     8. Breach. Employee acknowledges and agrees that any material breach of this Supplemental Agreement, unless such breach constitutes a legal action by Employee challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, shall entitle the Company immediately to recover and/or cease providing the consideration provided to Employee under this Supplemental Agreement, except as provided by law. Except as provided by law, Employee shall also be responsible to the Company for all costs, attorneys’ fees, and any and all damages incurred by the Company in: (a) enforcing Employee’s obligations under this Supplemental Agreement, including in any action to recover the consideration, if and only if Company prevails in any such action, and (b) defending against a claim or suit brought or pursued by Employee in violation of the terms of Sections 4-6 of this Agreement.
     9. ARBITRATION. THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS SUPPLEMENTAL AGREEMENT, THEIR INTERPRETATION, AND ANY OF THE MATTERS HEREIN RELEASED, SHALL BE SUBJECT TO ARBITRATION IN SANTA CLARA COUNTY, CALIFORNIA, BEFORE JAMS, PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”). THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH CALIFORNIA LAW, INCLUDING THE CALIFORNIA CODE OF CIVIL PROCEDURE, AND THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL CALIFORNIA LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH CALIFORNIA LAW, CALIFORNIA LAW SHALL TAKE PRECEDENCE. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO

THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS SUPPLEMENTAL AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE.
     10. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to Employee or made on his behalf under the terms of this Supplemental Agreement. Employee agrees and understands that he is responsible for payment, if any, of local, state, and/or federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. Employee further agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, penalties, interest, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of (a) Employee’s failure to pay or the Company’s failure to withhold, or Employee’s delayed payment of, federal or state taxes, or (b) damages sustained by the Company by reason of any such claims, including attorneys’ fees and costs.
     11. No Representations. Employee represents that he has had an opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Supplemental Agreement. Employee has not relied upon any representations or statements made by the Company that are not specifically set forth in this Supplemental Agreement.
     12. Severability. In the event that any provision or any portion of any provision hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Supplemental Agreement shall continue in full force and effect without said provision or portion of provision.
     13. Attorneys’ Fees. Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, in the event that either Party brings an action to enforce or effect its rights under this Supplemental Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.

     14. Entire Agreement. This Supplemental Agreement represents the entire agreement and understanding between the Company and Employee concerning the subject matter of this Supplemental Agreement and Employee’s relationship with the Company, the termination thereof, and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Supplemental Agreement and Employee’s relationship with the Company, with the exception of the Agreement, the Confidentiality Agreement and the Stock Agreements (as identified and defined in the Agreement).
     15. No Oral Modification. This Supplemental Agreement may only be amended in a writing signed by Employee and the Company’s Chief Executive Officer.
     16. Governing Law. This Supplemental Agreement shall be governed by the laws of the State of California, without regard for choice-of-law provisions.
     17. Effective Date. Each Party has seven (7) days after that Party signs this Supplemental Agreement to revoke it. This Supplemental Agreement will become effective on the eighth day after it has been signed by both parties, so long as it is not revoked by either Party before that date (the “Effective Date”).
     18. Counterparts. This Supplemental Agreement may be executed in counterparts and by facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.
     19. Voluntary Execution of Agreement. Employee understands and agrees that he executed this Supplemental Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of his claims against the Company and any of the other Releasees. Employee acknowledges that:
(a)	he has read this Supplemental Agreement;

(b)	he has been represented in the preparation, negotiation, and execution of this Supplemental Agreement by legal counsel of his own choice or has elected not to retain legal counsel;

(c)	he understands the terms and consequences of this Supplemental Agreement and of the releases it contains; and

(d)	he is fully aware of the legal and binding effect of this Supplemental Agreement.

IN WITNESS WHEREOF, the Parties have executed this Supplemental Agreement on the respective dates set forth below.

FARHAD MOGHADAM, an individual

Dated:

Farhad Moghadam

APPLIED MATERIALS, INC.

Dated:	By

Jeannette Liebman
Group Vice President, Global Human Resources